A

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 2, 2021

GENERATION INCOME PROPERTIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-40771	47-4427295
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	401 East Jackson Street, Suite 3300 Tampa, Florida	33602
	(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (813)-448-1234
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, consisting of one share of Common Stock, $0.01 par value per share, and one Warrant to purchase one share of Common Stock	GIPRU	The Nasdaq Stock Market LLC
Common Stock included as part of the units	GIPR	The Nasdaq Stock Market LLC
Warrants included as part of the units	GIPRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                                                         Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01.  Entry into a Material Definitive Agreement.

On September 2, 2021, Generation Income Properties, Inc. (the “Company”) entered into an Underwriting Agreement with Maxim Group LLC on behalf of itself and as representative of the underwriters named therein (the “Underwriting Agreement”), pursuant to which the Company issued and sold, in an underwritten public offering (the “Public Offering”), 1,500,000 units consisting of one share of common stock, $0.01 par value per share (“Common Stock”), and one warrant exercisable for one share of Common Stock (the “Investor Warrants”). The units were sold to the public at the price of $10.00 per unit and were offered by the Company pursuant to the registration statement on Form S-11 (File No. 333-235707), which was declared effective on September 2, 2021 (the “Registration Statement”). The shares of Common Stock and Investor Warrants comprising the units will begin separate trading 31 days from the date the registration statement was declared effective, unless Maxim Capital informs the Company of its decision to allow earlier separate trading and the Company publicly announces when the separate trading will begin. On September 8, 2021, the Public Offering closed, resulting in gross proceeds to the Company of approximately $15,000,000, before deducting the underwriting discounts and commissions and estimated offering expenses.    The Company also has granted to the underwriter a 30-day option to purchase up to an additional 225,000 units.
The Investor Warrants issued in the offering entitle the holder to purchase one share of common stock at a price equal to $10.00 upon the first separate trading day of the warrants for a period of five years.  The Investor Warrants may be exercised on a cashless basis if there is no effective registration statement available for the resale of the shares of common stock underlying such warrants. In addition, after 120 days after the Investor Warrants are issued, any Investor Warrant may be exercised on a cashless basis for 10% of the shares of common stock underlying the Investor Warrant if the volume-weighted average trading price of the Company’s shares of common stock on Nasdaq is below the then-effective exercise price of the Investor Warrant for 10 consecutive trading days.
The Company agreed to an underwriting discount of 9% of the public offering price of the Units sold in this offering. In addition, the Company issued to Maxim Group LLC (or its designee) warrants to purchase 135,000 shares of Common Stock, which is equal to an aggregate of 9% of the number of shares of Common Stock sold in the Public Offering (the “Representative’s Warrants”). The Representative’s Warrants have an exercise price equal to $12.50, which is 125% of the offering price in the Public Offering. The Representative’s Warrants may be exercised on a cashless basis and will be exercisable six months following the closing date and until September 2, 2026.
The Underwriting Agreement contains representations, warranties and covenants made by the Company that are customary for transactions of this type. Under the terms of the Underwriting Agreement, the Company has agreed to indemnify the underwriter against certain liabilities, including liabilities under the Securities Act of 1933, as amended. In addition, pursuant to the terms of the Underwriting Agreement, the Company and its officers and directors have entered into lock-up agreements with the underwriter pursuant to which each of them has agreed not to, for a period of 180 days, without the prior consent of the underwriter, offer, sell, transfer or otherwise dispose of the Company’s securities, subject to limited exceptions.  The Underwriting Agreement and Representative’s Warrant, Form of Investor Warrant, Warrant Agent Agreement, and Form of Unit are filed as Exhibit 1.1 and Exhibits 4.1, 4.2, 4.3 and 4.4, respectively, to this Current Report on Form 8-K and the description of such agreements contained herein are qualified in their entirety by reference to such exhibits.
Item 8.01.  Other Events.

In connection with the Public Offering, the units were approved for listing on The Nasdaq Capital Market under the symbol “GIPRU” and commenced trading on Nasdaq on September 3, 2021. The Company expects the Common Stock and Investor Warrants comprising the units to begin separate trading, and the units to cease trading, on October 4, 2021. Once the Common Stock and Investor Warrants comprising the units begin separate trading, they will be listed on the Nasdaq Capital Market under the symbols “GIPR” and “GIPRW,” respectively.
On September 2, 2021, the Company issued a press release announcing the pricing of the Public Offering, and on September 8, 2021, the Company issued a press release announcing the closing of the Public Offering.
Copies of these press releases are attached hereto as Exhibits 99.1 and 99.2 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of September 2, 2021, by and among the Company, Maxim Group LLC and the other underwriters named therein (filed herewith)
4.1	Representative’s Warrant, dated September 8, 2021 (filed herewith)
4.2	Form of Investor Warrant (filed herewith)
4.3	Warrant Agent Agreement, dated September 2, 2021 between the Company and VStock Transfer, LLC (filed herewith)
4.4	Form of Unit Certificate (incorporated by reference to Exhibit 4.11 from the Company’s Form S-11 filed with the SEC on July 27, 2021)
99.1	Press Release issued on September 2, 2021
99.2	Press Release issued on September 8, 2021

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERATION INCOME PROPERTIES, INC.

Date: September 9, 2021	By:	/s/ Richard Russell
Richard Russell
Chief Financial Officer